THE MANAGERS FUNDS
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Managers Value Fund, Capital Appreciation Fund, Small Company
Fund, Special Equity Fund, International Equity Fund, Emerging
Markets Equity Fund, Bond Fund and Global Bond Fund (each a "Fund" and collectively the "Funds")

	     Supplement dated December 15, 2003

   to the Statement of Additional Information dated May 1, 2003
      (as supplemented June 9, 2003, September 15, 2003 and
                     November 14, 2003)
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The following information supersedes any information to the contrary relating to, and contained in, the Funds' Statement of Additional Information dated May 1, 2003 (as supplemented June 9, 2003, September 15, 2003 and November 14, 2003):

NET ASSET VALUE
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The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

December 15, 2003